SECOND AMENDMENT AGREEMENT


                        dated as of March 21, 1995


                                  among


                         DAKA INTERNATIONAL, INC.


                          SUBSIDIARY GUARANTORS


                       THE BANKS SIGNATORY HERETO


                                  and


                     THE CHASE MANHATTAN BANK, N.A.,


                                as Agent

                       SECOND AMENDMENT AGREEMENT


SECOND AMENDMENT AGREEMENT (this "Agreement") dated as of March 21, 1995 among DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower which is a signatory hereto (collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America and SHAWMUT BANK, N.A., a national banking association organized under the laws of the United States of America (collectively the "Existing Banks"); MELLON BANK, N.A., a national banking association organized under the laws of the United States of America and THE FIRST NATIONAL BANK OF BOSTON, a national banking association organized under the laws of the United States of America (collectively the "New Banks" and, together with the Existing Banks, the "Banks"); and THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

WHEREAS, the Borrower, certain of the Subsidiary
Guarantors, the Existing Banks and the Agent have entered into that certain Credit Agreement dated as of October 13, 1993 (as amended and restated by that certain Amended and Restated Credit Agreement dated as of April 29, 1994, as amended by that certain First Amendment Agreement dated as of December 30, 1994 and as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Existing Banks have extended credit to the Obligors evidenced by certain Promissory Notes dated October 13, 1993 (as amended and restated on April 1, 1994 and as amended and restated on January 30, 1995 and as in effect prior to the effectiveness of this Agreement, the "Existing Notes," and, as amended and restated by this Agreement, the "Amended Notes") issued by the Borrower and guarantied by the Subsidiary Guarantors;

WHEREAS, each New Bank has agreed to become a Bank party to the Amended Credit Agreement and to provide Loans to and to participate in Letters of Credit issued for the benefit of the Borrower up to the amount of its Commitment;

WHEREAS, Daka Restaurants, L.P. has entered into that certain Business Transfer Agreement dated February 8, 1995 (the "Business Transfer Agreement") with ServiceMaster Management Services, L.P. ("ServiceMaster") pursuant to which Daka Restaurants, L.P. purchased certain of the food service contracts, property, equipment, cash, accounts receivable and inventory relating to the educational food service division of ServiceMaster (the "ServiceMaster Acquisition");

WHEREAS, the Borrower entered into a Put and Call
Agreement dated February 8, 1995 (the "Put and Call Agreement") with ServiceMaster pursuant to which the Borrower may be required to purchase from ServiceMaster its equity interest in Daka, L.P. (the "Put and Call");

WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have agreed to enter into this Agreement and the Borrower has agreed to issue the Amended Notes to provide for, among other things, an increase in the aggregate Commitments to $75,000,000 and modification of certain covenants and definitions contained in the Existing Credit Agreement; and

WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement, the Amended Credit Agreement and the Amended Notes) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


               ARTICLE 1.	AMENDMENTS TO EXISTING AGREEMENTS.

Section 1.01.	Amendments to Existing Credit
Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

(a)	The definition of "Commitment" in Section
1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

"Commitment" means, with respect to each Bank, the obligation of such Bank to make its Loans and participate in its Pro Rata Share of Letter of Credit Obligations under this Agreement in the aggregate principal amount following, as such amount may be reduced or otherwise modified from time to time:

           The Chase Manhattan Bank, N.A.: $30,000,000;

           Shawmut Bank, N.A.: $15,000,000;

           Mellon Bank, N.A.: $15,000,000;

           The First National Bank of Boston: $15,000,000;

           Total: $75,000,000.

(b)	The definition of "Common Stock Price" is
hereby added in appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement to read as follows:

"Common Stock Price" means, at any time, as to the Common Stock of the Borrower, par value $.01 per share, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 4:00 p.m., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

(c)	The definition of "Consolidated Funded Debt" is
hereby added in appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement to read as follows:

"Consolidated Funded Debt" means, at any time, the aggregate amount, without duplication, of (a) indebtedness of the Borrower and its Subsidiaries for borrowed money (as reflected on the consolidated financial statements of the Borrower and its Subsidiaries), (b) indebtedness of the Borrower and its Subsidiaries for the deferred purchase price of Property or services (except trade payables in the ordinary course of business), (c) obligations of the Borrower and its Subsidiaries arising under acceptance facilities, (d) obligations secured by any Lien on Property of the Borrower and its Subsidiaries (as reflected on the consolidated financial statements of the Borrower and its Subsidiaries) and (e) obligations of the Borrower and its Subsidiaries as lessee under Capital Leases (as reflected on the consolidated financial statements of the Borrower and its Subsidiaries), in each case as determined on a consolidated basis in accordance with GAAP.

(d)	The definition of "Debt to EBIT Ratio" is
hereby added in appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement to read as follows:

"Debt to EBIT Ratio" means, at any time, the ratio of (a) Consolidated Funded Debt (other than the principal amount of the DAKA Subordinated Notes if and only if the Common Stock Price at such time is greater than $12 per share (subject to equitable adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event)) to (b) Consolidated EBIT for the immediately preceding four fiscal quarters of the Borrower, as determined at such time.

(e)	The definition of "Margin" in Section 1.01
of the Existing Credit Agreement is hereby amended and restated to read as follows:

"Margin" means, for each type of Loan, the percentage for such type of Loan set forth opposite the range of the Debt to EBIT Ratio in the schedule below as determined as of the last day of each fiscal quarter of the Borrower, with adjustments to become effective on the date of receipt by the Agent of a Compliance Certificate of a senior financial officer of the Borrower demonstrating the Debt to EBIT Ratio for such fiscal quarter accompanied by the most recent financial statements of the Borrower and its Subsidiaries required to be furnished to the Banks under Section 7.08:

                         						          Margin
                                         ------
Debt to EBIT Ratio			              Variable Rate	       Fixed Rate
 						                                Loans		             Loans


(a)	less than 1.50 to 1.00			            0%		              .50%

(b)	equal to or greater				              0%		              .75%
than 1.50 to 1.00 and
less than 2.00 to 1.00

(c)	equal to or greater			              	0%		             1.00%
than 2.00 to 1.00 and
less than 3.00 to 1.00

(d)	equal to or greater	              			0%		             1.25%
than 3.00 to 1.00 and
less than 4.00 to 1.00

(e)	equal to or greater			            	.50%		             1.75%
than 4.00 to 1.00

(f)	The definition of "Required Banks" in
Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

"Required Banks" means, at any time while no Loans or Letters of Credit are outstanding, Banks having at least 60% of the aggregate amount of the Commitments and, at any time while Loans or Letters of Credit are outstanding, Banks holding at least 60% of the aggregate principal amount of the Loans and the Letter of Credit Obligations.

(g)	The definition of "Tangible Leverage Ratio" in
Section 1.01 of the Existing Credit Agreement is hereby deleted.

(h)	The definition of "UCP" in Section 1.01 of the
Existing Credit Agreement is hereby amended to substitute "500" in place of "400".

(i)	Section 2.11(a) of the Existing Credit
Agreement is hereby amended and restated to read as follows:

"The Borrower shall pay to the Agent for the account of each Bank a commitment fee on the daily average of the result of (x) the unused Commitment of such Bank minus (y) such Bank's Pro Rata Share of Letter of Credit Obligations, for the period from and including the date hereof to the earlier of the date the Commitments are terminated or the Termination Date at a rate per annum equal to (i) if the Debt to EBIT Ratio is less than 2.00 to 1.00, 1/4 of one percent or (ii) if the Debt to EBIT Ratio is equal to or greater than 2.00 to 1.00, 3/8 of one percent, calculated on the basis of a year of 360 days for the actual number of days elapsed. The accrued commitment fee shall be due and payable in arrears upon any reduction or termination of the Commitments and on the last day of each September, December, March and June."

(j)	Section 8.01(d) of the Existing Credit
Agreement is hereby amended to add immediately prior to the ";" at the end of such section "and (iii) if such Debt is secured, such Debt is evidenced by a promissory note and such note together with such security is pledged as collateral for the Loans, the Letter of Credit Obligations and the other obligations under the Facility Documents and (iv) if Debt is evidenced by a promissory note or other instrument, such note is pledged to the Agent as collateral for the Loans, the Letter of Credit Obligations and the other obligations under the Facility Documents".

(k)	Section 9.02 of the Existing Credit
Agreement is hereby amended and restated to read as follows:

"Consolidated Tangible Net Worth shall not be less than the sum of (a) $45,000,000 plus (b) for each fiscal year of the Borrower ending on or after June 29, 1996, the aggregate sum of the Fiscal Year Net Worth Increase Amounts for each such fiscal year."

(l)	Section 9.04 of the Existing Credit Agreement
is hereby amended to substitute "$100,000,000" in place of "$75,000,000".

(m)	Section 13.01 of the Existing Credit Agreement
is hereby amended to substitute "any provision of this Agreement or any other Facility Document" in place of "any provision of this Agreement" and to substitute "," in place of "or" immediately prior to subsection (f) and to add the following at the end of subsection (f) ", (g) discharge any Subsidiary Guarantor from its Unconditional Guaranty under Article 10 hereof or (h) release all or any part of the "Collateral" under and as defined in each of the Security Documents (except for sales otherwise allowed hereunder)."

(n)	Section 13.03 of the Existing Credit Agreement
is hereby amended and restated to read as follows:

"The Obligors shall reimburse the Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of external legal counsel for the Agent) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Facility Document and any other documents prepared in connection herewith or therewith. The Obligors shall reimburse the Agent and each Bank for all reasonable costs expenses and charges (including, without limitation, reasonable fees and charges of external legal counsel for the Agent and each Bank) in connection with the enforcement or preservation of any rights or remedies during the existence of an Event of Default (including, without limitation, in connection with any restructuring or insolvency or bankruptcy proceeding). The Obligors agree to indemnify the Agent and each Bank and their respective directors, officers, employees and agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) directly relating to this Agreement or to any actual or proposed use by the Borrower of the proceeds of the Loans or to the performance or enforcement of this Agreement or the other Facility Documents, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the negligence or wilful misconduct of the Person to be indemnified)."

(o)	Schedule I, Schedule II and Schedule III to the
Existing Credit Agreement is hereby amended and restated as set forth in Schedule I, Schedule II and Schedule III hereto, respectively.

(p)	Schedule A to the Security Agreement is hereby
amended and restated as set forth in Schedule IV hereto.

(q)	Exhibit A to the Existing Credit Agreement is
hereby amended and restated as set forth in Exhibit A hereto.

Section 1.02.	Amendment and Restatement of Existing
Notes. Each of the Borrower and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendment and restatement of the Existing Notes, substantially in the form of the Amended Notes set forth in Exhibit A to this Agreement. Such amendment and restatement is incorporated herein by reference as if set forth verbatim in this Agreement.

             ARTICLE 2.	REPRESENTATIONS AND WARRANTIES.

Each of the Obligors hereby represents and warrants that as of the Effective Date:

Section 2.01.	Existing Representations and
Warranties. Each of the representations and warranties contained in Article 6 of the Existing Credit Agreement, in
Article 3 of the Security Agreement, in Article 3 of the Trademark Security Agreement and in Article 3 of the Pledge Agreement are true and correct (except (w) for in all instances transactions and changes not prohibited by the Amended Credit Agreement, (x) Section 6.05 of the Existing Credit Agreement,
(y) an Amended Judgment dated December 5, 1994 in an aggregate amount of $1,710,019.17 plus interest and attorney fees has been entered against the Borrower and Daka, Inc., in favor of Boulevard Associates, the enforcement of which the plaintiff has verbally agreed not to pursue at this time and (z) the executed financing statements delivered pursuant to clause (c) of Article 3 will be filed subsequent to the Effective Date).

Section 2.02.	No Defaults.  No event has occurred
and no condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

Section 2.03.	Corporate Power and Authority; No
Conflicts. The execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement and the filing of the trademark assignment contemplated by the Trademark Security Agreement), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Obligor; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Obligor is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Obligor; or (f) cause any Obligor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument if such default could reasonably be expected to have a Material Adverse Effect.

Section 2.04.	Legally Enforceable Agreements.  Each
Amended Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

Section 2.05.	Financial Statements.  The
consolidated balance sheet of the Borrower and its Subsidiaries, together with the consolidating balance sheets setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, as at July 2, 1994, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Borrower and its Subsidiaries, together with the consolidating income statements setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, for the fiscal year then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of Deloitte & Touche, independent certified public accountants, and the interim consolidated balance sheet of the Borrower and its Subsidiaries, together with the consolidating balance sheets setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, as at December 31, 1994, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Borrower and its Subsidiaries, together with the consolidating income statements setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, for the six month period then ended, copies of which have been furnished to each of the Banks, are complete and correct and fairly present the financial condition of the Borrower and its Subsidiaries at such dates and the results of the operations of the Borrower and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied. There are no liabilities of the Borrower or any of its Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP, other than liabilities arising in the ordinary course of business since December 31, 1994. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since December 31, 1994, there has been no change which could reasonably be expected to have a Material Adverse Effect.

                  ARTICLE 3.	CONDITIONS PRECEDENT.

The effectiveness of this Agreement is subject to the condition precedent that the Agent shall have received on or before March 21, 1995 (the "Effective Date") each of the following, in form and substance satisfactory to the Agent and its counsel:

(a)	counterparts of this Agreement executed by each
of the Borrower, the Subsidiary Guarantors, the Banks and the Agent;

(b)	the Amended Notes executed by the Borrower;

(c)	evidence that all financing statements to
perfect the Liens created by the Security Agreement in all locations listed on Schedule IV have been executed and delivered;

(d)	the Assumption Agreement dated as of February
17, 1995 executed by Daka Restaurants, L.P. and the Second
Amended and Restated Pledge Agreement dated as of February 17,
1995 executed by the Borrower, Daka, Inc., Fuddruckers, Inc. and
Casual Dining Ventures, Inc.;

(e)	certificates of the Secretary or Assistant
Secretary of each of the Obligors, dated the Effective Date, (i) attesting to all corporate or partnership action taken by such Obligor, including resolutions of its Board of Directors or the Board of Directors of its general partner authorizing the execution, delivery and performance of each of the Amended Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Obligor authorized to sign the Amended Facility Documents to which it is a party and the other documents to be delivered by such Obligor under this Agreement and (iii) verifying that the charter and by-laws or partnership agreement of such Obligor attached thereto are true, correct and complete as of the date thereof;

(f)	a certificate of a duly authorized officer of
each of the Obligors, dated the Effective Date, stating that the representations and warranties in Article 2 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

(g)	good standing certificates with respect to each
Obligor certified by the Secretary of State of its jurisdiction of incorporation or organization, and evidence that each of the Obligors is qualified as a foreign corporation or partnership in every other jurisdiction in which it does business where the failure to so qualify could reasonably be expected to have a Material Adverse Effect;

(h)	opinions of Goodwin, Procter & Hoar, outside
counsel for the Obligors, and Sheinfeld, Maley & Kay, special Texas counsel to Viand Restaurants, Inc. and Fuddruckers, Inc., each dated the Effective Date, in substantially the form of Exhibit B and as to such other matters as the Agent or any Bank may reasonably request; and

(i)	evidence of the consent of First Capital
Corporation of Chicago and Cross Creek Partners I to the incurrence of the obligations of the Obligors hereunder and under the other Facility Documents.

On the Effective Date, each of the Banks shall surrender to the Borrower the Existing Notes held by it under the Existing Credit Agreement, in each case marked "Replaced".

                     ARTICLE 4.	CONSENT.

Subject to the satisfaction of the conditions set forth in Article 3 hereof, notwithstanding Section 8.01,
Section 8.02 and Section 8.11 of the Existing Credit Agreement, each of the Agent and the Banks hereby consents to (a) the ServiceMaster Acquisition and to the incurrence of Debt in connection with the ServiceMaster Acquisition by Daka Restaurants, L.P. and the Borrower to ServiceMaster pursuant to the Business Transfer Agreement in an amount equal to the "DRLP Payoff Obligation" (as defined in the Business Transfer Agreement) which Debt is estimated to be not greater than $15,000,000 is non-interest bearing except if unpaid after the date it becomes due, is unsecured and is not required to be repaid prior to August 7, 1995 except in the event of default and acceleration of indebtedness of any of the Obligors in excess of $5,000,000, and (b) the incurrence by the Borrower of obligations under the Put and Call Agreement. Each of the Agent and the Banks agrees that the ServiceMaster Acquisition and the Put and Call shall not be counted towards the $12,500,000 annual limitation contained in the definition of "Acceptable Acquisition" in Section 1.01 of the Existing Credit Agreement.

                     ARTICLE 5.	MISCELLANEOUS.

	Section 5.01.	Defined Terms.  The terms used herein
and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

Section 5.02.	Reaffirmation.  Each of the Obligors
acknowledges that the Liens granted to the Agent under the Security Documents in and to the collateral described therein secures all obligations of each of the Obligors under the Amended Credit Agreement, the Amended Notes and the other Amended Facility Documents, including, without limitation, all liabilities and obligations under the Loans as herein modified and increased. All references to "Note" or "Notes" in any Facility Document shall be deemed to be to the Amended Notes. All references to "Secured Obligations" in any Facility Document shall be deemed to include all liabilities and obligations under the Loans as herein modified and increased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

Section 5.03.	Nonwaiver.  The terms of this
Agreement shall not operate as a waiver by the Agent or the Banks, or otherwise prejudice the rights, remedies or powers of the Agent or the Banks, under the Amended Facility Documents or under applicable law. Except as expressly provide herein: (a) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (b) the terms and provisions of the Facility Documents shall continue in full force and effect.

Section 5.04.	Amendments and Waivers.  Any provision
of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks.

Section 5.05.	Notices.  Unless the party to be
notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Agent and the Banks shall be effective upon receipt.

Section 5.06.	Table of Contents; Headings.  Any
table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

Section 5.07.	Severability.  The provisions of this
Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Section 5.08.	Counterparts.  This Agreement may be
executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

Section 5.09.	Integration.  The Amended Facility
Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

SECTION 5.10.	GOVERNING LAW.  THIS AGREEMENT SHALL
BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE
WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

Section 5.11.	Loans.  All Loans (as defined in the
Existing Credit Agreement) which are outstanding under the Existing Credit Agreement immediately prior to the Effective Date shall be deemed to be Loans made under the Amended Credit Agreement at the Effective Date the type and Interest Period of which shall be determined by the mutual agreement of the Borrower and the Banks and the Borrower agrees to provide to the Agent for the account of each Bank compensation in accordance with Section 3.05 of the Amended Credit Agreement.

Section 5.12.	Assignment of Loans.  Not later than
12:00 noon, New York, New York time on the Effective Date, the New Banks shall, through their respective Lending Offices and subject to the conditions of this Agreement, transfer to the Agent for the account of the Existing Banks an amount in immediately available funds equal to its Pro Rata Share of the outstanding Loans and the other amounts owing to the Existing Banks under the Existing Credit Agreement, the Existing Notes and the other Facility Documents. On and after the Effective Date, each New Bank shall be considered a Bank for all purposes under the Amended Credit Agreement and the other Facility Documents and shall be liable for all obligations of a Bank thereunder, including, without limitation, the obligation to make Loans under Article 2 and to take a Participating Interest in the Letters of Credit under Article 3. Interest shall accrue on the outstanding Loans of the New Banks and commitment fees shall accrue with respect to the unused Commitment of the New Banks on and after the Effective Date; provided that the New Banks shall not be entitled to any interest or commitment fees accruing prior to the Effective Date.

Section 5.13.	Maximum Amount of Liability.  To the
extent that mandatory and non-waivable provisions of applicable law (including but not limited to any applicable laws pertaining to fraudulent conveyance and any applicable business corporation and partnership laws) otherwise would render the full amount of any Subsidiary Guarantor's obligations under the Amended Credit Agreement and under the other Facility Documents invalid or unenforceable, such Subsidiary Guarantor's obligations under the Amended Credit Agreement and under the other Facility Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                DAKA INTERNATIONAL, INC.

                           					By___________________________________
                          					  Name:
                         						  Title:



                          					FUDDRUCKERS, INC.

                         						By___________________________________
                        						  Name:
                       							  Title:



                       							VIAND RESTAURANTS, INC.


                        						By___________________________________
                       						  Name:
                        					  Title:



                        					NICOLLET 851 CORPORATION


                       						By___________________________________
                      						  Name:
                       					  Title:



                      						DAKA, INC.


                     							By___________________________________
                    							  Name:
                     						  Title:


             [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

					                      DAKA SCHOOL AND COLLEGE FOOD SERVICE, INC.


                       				By___________________________________
                    						  Name:
                      				  Title:



                      				DAKA EDUCATIONAL FOOD SERVICE, INC.


                    						By___________________________________
                    					  Name:
                   						  Title:



                   						FDR 100, INC.


                      			By___________________________________
                  					  Name:
                    			  Title:



                  						CASUAL DINING VENTURES, INC.


                   					By___________________________________
                    			  Name:
                   				  Title:



                   					ATLANTIC RESTAURANT VENTURES, INC.


                     			By___________________________________
                    			  Name:
                  					  Title:


             [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

                   					DAKA RESTAURANTS, L.P.
                   				  By its General Partner, Daka, Inc.


                   					By___________________________________
                  					  Name:
                   				  Title:


                   					Address for Notices:

                    				One Corporate Place
                       	55 Ferncroft Road
                  						Danvers, Massachusetts 01923
                   					Telecopier No.:(508) 774-1334


         [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

						                  AGENT:
                      		THE CHASE MANHATTAN BANK, N.A.


                   					By____________________________________
                    			  Name:
                  					  Title:


                    				Address for Notices:

                   					4 Chase Metrotech Center
                    				13th Floor
                    				Brooklyn, NY 11245
                  						Attention: New York Agency

                      		with a copy to:

                     			999 Broad Street
                     			Bridgeport, Conn. 06604
                    				Attention: Karim T. Assef


            [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

                        BANKS:
                     			THE CHASE MANHATTAN BANK, N.A.


                  						By____________________________________
                  					  Name:
                  					  Title:


                    				Lending Office and Address for Notices:

                       	999 Broad Street
                       	Bridgeport, Conn.  06604
                   					Attention: Karim T. Assef


           [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

                    				BANKS:
                  						SHAWMUT BANK, N.A.


                    				By____________________________________
                   				  Name:
                							  Title:


                  						Lending Office and Address for	Notices:

                    				One Federal Street
                   					Boston, MA 02211
                   					Attention: David Splaine


           [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

                 						BANKS:
                   				MELLON BANK, N.A.


                 					By____________________________________
                 				  Name:
                   		  Title:


                 					Lending Office and Address for	Notices:

                  				One Boston Place
                   			Boston, MA 02108
                   			Attention: Joseph MacDonald


          [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]

                						BANKS:
                   			THE FIRST NATIONAL BANK OF BOSTON


                 					By____________________________________
                 				  Name:
                  			  Title:


                     	Lending Office and Address for Notices:

                						New England Corporate Banking
               							Mail Stop 01-20-03
                   			100 Federal Street
                  				Boston, MA 02110
                     	Attention: Susan Pardus-Galland


         [SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT]